FVIT Portfolios

FVIT American Funds® Managed Risk Portfolio

FVIT Balanced Managed Risk Portfolio

FVIT BlackRock Global Allocation Managed Risk Portfolio

FVIT Franklin Dividend and Income Managed Risk Portfolio

FVIT Goldman Sachs Dynamic Trends Allocation Portfolio

FVIT Growth Managed Risk Portfolio

FVIT Moderate Growth Managed Risk Portfolio

FVIT PIMCO Tactical Allocation Portfolio

FVIT Select Advisor Managed Risk Portfolio

FVIT Wellington Research Managed Risk Portfolio (formerly FVIT WMC Research Managed Risk Portfolio)

Class II Shares

(each a series of Forethought Variable Insurance Trust)

Supplement dated October 30, 2015 to the

Prospectus dated April 30, 2015, as supplemented June 10, 2015 and

Statement of Additional Information (“SAI”) dated April 30, 2015, as supplemented June 10, 2015

1.                  The “Principal Investment Strategies” sub-section of the “Portfolio Summary” section of the Prospectus for the FVIT Goldman Sachs Dynamic Trends Allocation Portfolio is deleted in its entirety and replaced with the following:

Principal Investment Strategies: The Portfolio is managed by a sub-adviser, Goldman Sachs Asset Management, L.P. (“GSAM”). In seeking to achieve the Portfolio’s investment objectives, GSAM dynamically allocates the Portfolio’s assets to generate returns, while engaging in hedging activity to manage the Portfolio’s volatility. Dynamic allocation refers to changes in the Portfolio’s asset allocation targets pursuant to GSAM’s views regarding changing market conditions and other considerations. The dynamic allocation is based on trend following or momentum investing. Momentum investing looks to recent price trends in assets, allocating more to assets that show positive trends in the recent past while allocating away from assets that show poor trends.

GSAM manages the Portfolio pursuant to a momentum investing strategy that seeks to provide exposure to the broad U.S. and other developed equity markets and U.S. fixed income markets. Under normal circumstances, excluding the portion of the Portfolio’s assets devoted to hedging, GSAM expects to allocate at least 50% and up to 70% of the Portfolio’s investment exposure to developed equity markets, and at least 30% and up to 50% of the Portfolio’s investment exposure to U.S. fixed income markets, although GSAM may modify the target allocations from time to time. The Portfolio considers the following countries to have developed equity markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. In addition,

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countries represented in the indexes EuroStoxx 50, FTSE 100, S&P 500, Russell 2000, Nikkei 225, S&P 400 are all considered to have developed equity markets.

To provide exposure to developed equity markets, the Portfolio’s investments may include, among other instruments, futures (including index futures), swaps, structured notes, other derivatives and other mutual funds and exchange-traded funds (“Underlying Funds”) offered through different prospectuses. The Portfolio may also invest directly in equity securities. There is no limitation on the market capitalization range of the issuers in which the Portfolio may have exposure. The Portfolio may have exposure to instruments denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Portfolio may also engage in foreign currency transactions (including forward contracts) for hedging purposes. In seeking exposure to the U.S. fixed income market, the Portfolio’s investments will principally include securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”). As a result of the Portfolio’s use of derivatives, the Portfolio may also hold significant amounts of U.S. Treasury, short-term, or other fixed income investments, including money market funds and repurchase agreements or cash. The Portfolio may invest in equity or fixed income securities that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. The percentage of the Portfolio exposed to any asset class or geographic region will vary, and the Portfolio may not be invested in each asset class at all times. Moreover, the Portfolio may at times be more heavily invested in certain asset classes, such as U.S. equity or U.S. fixed income.

GSAM seeks to reduce return volatility by employing a hedge overlay within the Portfolio. The overlay consists of using hedge instruments to reduce the downside risk of the Portfolio’s equity and fixed income investments. GSAM may use various instruments to accomplish this goal, including: put and call options, equity futures contracts, Treasury futures contracts, currency futures contracts, and other hedge instruments. GSAM may also buy or sell hedge instruments based on one or more market indices. GSAM selects individual hedge instruments that it believes will have prices that are highly correlated to the Portfolio’s positions. GSAM adjusts hedge instruments to manage overall net Portfolio risk exposure in an attempt to stabilize the volatility of the Portfolio and reduce the potential for portfolio losses during periods of significant and sustained market decline. GSAM may, during periods of rising security prices, implement strategies to preserve gains on the Portfolio’s positions. GSAM may, during periods of falling security prices, implement additional strategies to reduce losses in adverse market conditions. In these situations, the sub-adviser’s activity could significantly reduce the Portfolio’s net economic exposure to equity and fixed income securities.

Depending on market conditions, scenarios may occur where the Portfolio has no positions in any hedge instruments.

The Portfolio is non-diversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case.

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2.                  The “Investment Adviser,” “Investment Adviser Portfolio Managers,” “Sub-Adviser,” and “Sub-Adviser Portfolio Managers” sub-sections of the “Portfolio Summary” section of the Prospectus for the FVIT Goldman Sachs Dynamic Trends Allocation Portfolio are deleted in their entirety and replaced with the following:

Management: The Portfolio’s investment adviser is Forethought Investment Advisors, LLC. The Portfolio’s sub-adviser is Goldman Sachs Asset Management, L.P. (“GSAM”).

Portfolio Manager	Title	Involved with Portfolio
Gary Chropuvka, CFA	Managing Director of GSAM	Since Portfolio Inception
Amna Qaiser, CFA	Vice President of GSAM	Since Portfolio Inception

3.                  The “Investment Adviser,” “Investment Adviser Portfolio Managers,” “Sub-Adviser,” and “Sub-Adviser Portfolio Managers” sub-sections of the “Portfolio Summary” section of the Prospectus for the FVIT PIMCO Tactical Allocation Portfolio are deleted in their entirety and replaced with the following:

Management: The Portfolio’s investment adviser is Forethought Investment Advisors, LLC. The Portfolio’s sub-adviser is Pacific Investment Management Company, LLC (“PIMCO”).

Portfolio Manager	Title	Involved with Portfolio
Josh Davis, Ph.D.	Executive Vice President of PIMCO	Since Portfolio Inception
Sudi Mariappa	Managing Director of PIMCO	Since Portfolio Inception

4.                  The introductory paragraph in the section entitled “PORTFOLIO MANAGERS” in the above-referenced SAI is deleted in its entirety and replaced with the following:

Eric Todd, Cameron Jeffreys and Adam Schenck (with respect to the managed risk portion) are portfolio managers of the FVIT American Funds® Managed Risk Portfolio, FVIT Balanced Managed Risk Portfolio, FVIT BlackRock Global Allocation Managed Risk Portfolio, FVIT Franklin Dividend and Income Managed Risk Portfolio, FVIT Growth Managed Risk Portfolio, FVIT Moderate Growth Managed Risk Portfolio, FVIT Select Advisor Managed Risk Portfolio and FVIT Wellington Research Managed Risk Portfolio, and are responsible for the day-to-day management of the Portfolios. In addition to Messrs Todd, Jeffreys and Schenck, Cheryl Duckworth, Mark Mandel, Michael Stack and Glen Goldman are portfolio managers and are responsible for the day-to-day management of the FVIT Wellington Research Managed Risk Portfolio only. In addition to Messrs Todd, Jeffreys and Schenck, Donald G. Taylor, Nicholas P.B. Getaz and Bruce C. Baughman are portfolio managers and are responsible for the day-to-day management of the FVIT Franklin Dividend and Income Managed Risk Portfolio only. Gary Chropuvka and Amna Qaiser are the portfolio managers of the FVIT Goldman Sachs Dynamic Trends Allocation Portfolio and are responsible for the day-to-day management of the

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Portfolio. Josh Davis and Sudi Mariappa are the portfolio managers of the FVIT PIMCO Tactical Allocation Portfolio and are responsible for the day-to-day management of the Portfolio. As of December 31, 2014 (March 31, 2015 with respect to the portfolio managers for the Adviser and the portfolio managers for FVIT Goldman Sachs Dynamic Trends Allocation Portfolio and FVIT PIMCO Tactical Allocation Portfolio) each portfolio manager was responsible for the management of the following types of accounts:

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This Supplement, the Prospectus dated April 30, 2015, as supplemented June 10, 2015, the Summary Prospectuses dated April 30, 2015, as amended October 30, 2015, and the Statement of Additional dated April 30, 2015, as supplemented June 10, 2015 and October 30, 2015, provide information that you should know before investing in the Portfolios and should be retained for future reference.  These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  These documents are available upon request and without charge by calling Shareholder Services at 1-877-881-7735.

Please retain this Supplement for future reference.

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